SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 15, 2002

                         SAMARITAN PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                 000-26775             88-0384037
    (State or Other            (Commission         (I.R.S. Employer
      Jurisdiction            File Number)         dentification No.)
   of Incorporation)                              I

 101 Convention Center                                   89109
     Dr., Suite 310                                   (Zip Code)
     Las Vegas, NV
 (Address of Principal
   Executive Offices)

       Registrant's telephone number, including area code: (702) 735-7001

                                    No Change


          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99(a) Certification of Janet Greeson, Chief Executive Officer, Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99(b) Certification of Eugene Boyle, Chief Financial Officer, Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure

On August 14, 2002, the Registrant submitted to the Commission the certifications by its chief executive and chief financial officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached hereto as Exhibit 99(a) and Exhibit 99(b), and are incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SAMARITAN PHARMACEUTICALS Inc.


Date:  August 15, 2002                 By: /s/ Doug Bessert
                                      ------------------------------
                                       DOUG BESSERT
                                       Corporate Secretary

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                                  EXHIBIT INDEX


Exhibit
Number             Description
------             -----------

99(a)             Certification of Chief Executive Officer Pursuant to 18 U.S.C.
                  Section 1350, of the Registrant's report on Form 10-QSB for the quarter ended June 30, 2002, filed on August 14, 2002, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99(b)             Certification of Chief Financial Officer Pursuant to 18 U.S.C.
                  Section 1350, of the Registrant's report on Form 10-QSB for the quarter ended June 30, 2002, filed on August 13, 2002, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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